                                                                  Exhibit 23.3











                        INDEPENDENT AUDITORS' CONSENT



THE BOARD OF DIRECTORS
1ST COLONIAL BANCORP, INC.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                                /s/ Stockton Bates, LLP


                                                CERTIFIED PUBLIC ACCOUNTANTS

PHILADELPHIA, PENNSYLVANIA


SEPTEMBER 13, 2002